LoCorr Spectrum Income Fund
Schedule of Investments
March 31, 2023 (Unaudited)

		Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 3.50%
Ares Capital Corp.		48,688	$889,773
BlackRock TCP Capital Corp.		5,402	55,641
FS KKR Capital Corp.		64,782	1,198,467
New Mountain Finance Corp.		74,302	904,255
Oaktree Specialty Lending Corp.		48,852	916,952
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $3,999,247)			3,965,088

CLOSED-END INVESTMENT COMPANIES: 5.67%
BlackRock Taxable Municipal Bond Trust		115,051	2,061,714
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust		68,107	1,160,543
Nuveen Credit Strategies Income Fund		228,724	1,168,780
Nuveen Taxable Municipal Income Fund		126,521	2,039,518
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $7,528,005)			6,430,555

COMMON STOCKS: 41.64%
Agriculture: 0.79%
Altria Group, Inc.		20,168	899,896

Chemicals: 4.46%
CVR Partners LP		16,873	1,504,565
LyondellBasell Industries NV - ADR (a)		13,704	1,286,668
			2,791,233
Commercial Services: 0.92%
Upbound Group, Inc.		42,699	1,046,553

Computers: 1.44%
International Business Machines Corp.		12,495	1,637,970

Electric: 8.88%
American Electric Power Co., Inc.		20,002	1,819,982
Atlantica Yield PLC - ADR (a)(d)		58,209	1,720,658
Avangrid, Inc.		36,739	1,465,151
Clearway Energy, Inc. (d)		60,401	1,892,363
Dominion Energy, Inc.		24,091	1,346,928
Entergy Corp.		16,907	1,821,560
			10,066,642
Energy - Alternate Sources: 1.60%
NextEra Energy Partners LP (d)		29,868	1,814,481

Food: 1.24%
Kraft Heinz Co.		36,362	1,406,119

Insurance: 0.88%
American Financial Group, Inc.		8,198	996,057

Machinery - Diversified: 0.86%
AGCO Corp.		7,174	969,925

Mining: 6.64%
Agnico Eagle Mines Ltd. - ADR		42,478	2,165,104
Barrick Gold Corp. - ADR		59,726	1,109,112
Newmont Corp.		45,314	2,221,292
Rio Tinto PLC - ADR		16,590	1,138,074
Sibanye Stillwater Ltd. - ADR (a)		107,604	895,265
			7,528,847
Mining, Quarrying, and Oil and Gas Extraction: 0.84%
Arch Resources, Inc.		7,271	955,846

Oil & Gas: 4.42%
Chesapeake Energy Corp. (d)		14,695	1,117,408
Pioneer Natural Resources Co.		4,990	1,019,158
Sabine Royalty Trust		14,067	1,010,151
San Juan Basin Royalty Trust		101,316	1,065,844
Viper Energy Partners LP		28,586	800,408
			5,012,969
Pharmaceuticals: 1.16%
AbbVie, Inc.		8,276	1,318,946

Pipelines: 5.50%
Antero Midstream Corp.		127,693	1,339,500
Hess Midstream LP		58,191	1,684,047
New Fortress Energy, Inc.		39,244	1,154,951
Williams Cos., Inc.		68,898	2,057,294
			6,235,792
REITS: 1.06%
The Necessity Retail REIT Inc.		191,366	1,201,779

Telecommunications: 1.95%
AT&T, Inc.		115,047	2,214,655

Transportation: 1.00%
FLEX LNG Ltd. - ADR (a)		33,726	1,132,519
TOTAL COMMON STOCKS (Cost $49,837,383)			47,230,229

		Units
MASTER LIMITED PARTNERSHIPS: 16.01%
Gas: 0.86%
Global Partners LP		31,539	978,340

Oil & Gas: 2.83%
Black Stone Minerals LP		65,674	1,030,425
Kimbell Royalty Partners LP		71,163	1,083,812
Sunoco LP		24,885	1,092,203
			3,206,440
Oil & Gas Services: 2.32%
CrossAmerica Partners LP		51,338	1,103,253
USA Compression Partners LP		72,368	1,529,136
			2,632,389
Pipelines: 7.77%
Cheniere Energy Partners LP		18,619	881,051
Crestwood Equity Partners LP (d)		75,856	1,891,090
Delek Logistics Partners LP		19,643	931,471
Enterprise Products Partners LP		64,000	1,657,600
Magellan Midstream Partners LP		44,138	2,394,928
MPLX LP		30,690	1,057,271
			8,813,411
Private Equity: 2.23%
Icahn Enterprises LP		48,907	2,528,981
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $14,867,389)			18,159,561

		Shares
PREFERRED STOCKS: 6.96%
Diversified Financial Services: 1.04%
FTAI Aviation Ltd., 9.500% (a)		50,000	1,179,500

Pipelines: 3.13%
Crestwood Equity Partners LP, 9.250%		238,070	2,214,051
Energy Transfer LP, 7.375%		45,210	1,083,684
NuStar Energy LP 7.625%		55,789	1,330,567
			4,628,302
TOTAL PREFERRED STOCKS (Cost $4,529,188)			5,807,802

		Units
PUBLICLY TRADED PARTNERSHIP: 1.58%
Brookfield Renewable Partners LP (a)(b)(d)		56,915	1,793,392
TOTAL PUBLICLY TRADED PARTNERSHIP (Cost $1,583,205)			1,793,392

PURCHASED OPTIONS: 0.26%
Call Options: 0.02%	Notional Amount	Number of Contracts (b)
SPDR S&P Oil & Gas Exploration & Production ETF
Expiration: March 2023, Exercise Price $145.00	9,569,250	750	18,000
Total Call Options (Cost $21,497)
Put Options: 0.25%
iShares Russell 2000 ETF
Expiration: March 2023, Exercise Price $162.00	17,200,000	3,469	1,735
ISHARES TR RUSSELL 2000 ETF
Expiration: April 2023, Exercise Price $172.00	61,886,960	1,000	155,000
SPDR S&P Oil & Gas Exploration & Production ETF
Expiration: April 2023, Exercise Price $110.00	12,759,000	1,000	46,000
Expiration: April 2023, Exercise Price $114.00	12,759,000	1,000	79,000
Total Put Options (Cost $1,611,597)			281,735
TOTAL PURCHASED OPTIONS (Cost $1,633,094)			299,735
		Shares
REAL ESTATE INVESTMENT TRUSTS: 19.12%
AGNC Investment Corp. (d)		169,464	2,202,736
Annaly Capital Management, Inc.		137,392	3,019,400
Apollo Commercial Real Estate Finance, Inc.		107,080	996,915
Chimera Investment Corp.		52,329	1,002,623
Crown Castle, Inc.		8,177	1,094,410
Digital Realty Trust, Inc.		14,695	1,444,665
Gaming and Leisure Properties, Inc.		21,669	1,128,088
Global Net Lease, Inc. (d)		105,603	1,358,055
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (d)		39,807	1,138,480
Iron Mountain, Inc. (d)		37,810	2,000,527
Rithm Capital Corp.		186,243	2,192,950
Sabra Health Care, Inc.		91,322	1,050,203
Starwood Property Trust, Inc.		53,076	938,914
WP Carey, Inc.		27,292	2,113,765
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $24,849,342)			21,681,731

SHORT TERM INVESTMENT: 5.97%		Principal Amount
MONEY MARKET DEPOSIT ACCOUNT: 5.97%
U.S. Bank N.A, 4.73% (c)		6,769,049	6,769,049
TOTAL MONEY MARKET DEPOSIT ACCOUNT (Cost $6,769,049)			6,769,049
TOTAL SHORT TERM INVESTMENT (Cost $6,769,049)			6,769,049

TOTAL INVESTMENTS (Cost $115,595,902): 98.88%			112,137,142
Other Assets in Excess of Liabilities: 1.12% (e)			1,275,061
TOTAL NET ASSETS: 100.00%			$113,412,203

(a)	Foreign issued security.
(b)	Each contract is equivalent to 100 shares of common stock.
(c)
The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of March 31, 2023.

(d)	All or a portion of this security is held as collateral for options written. At March 31, 2023, the value of this collateral is $11,533,969.
(e)	Includes assets pledged as collateral and due to broker for derivatives. At March 31, 2023, the value of these assets total $2,069,502.

ADR	American Depositary Receipts
PLC	Public Limited Company

LoCorr Spectrum Income Fund
Schedule of Written Options
March 31, 2023 (Unaudited)

	Notional	Number of
	Amount	Contracts (a)	Value
WRITTEN OPTIONS: (0.25)%
Call Options: (0.24)%
Arch Resources, Inc. Expiration: April 2023, Exercise Price: $170.00	$946,512	(72)	$(8,280)
Chesapeake Energy Corp. Expiration: April 2023, Exercise Price: $95.00	1,110,184	(146)	(1,898)
CVR Partners LP Expiration: April 2023, Exercise Price: $130.00	713,360	(80)	(200)
Delek Logistics Partners LP Expiration: April 2023, Exercise Price: $55.00	426,780	(90)	(900)
Hess Midstream LP Expiration: April 2023, Exercise Price: $30.00	1,681,414	(581)	(14,525)
Newmont Corp. Expiration: April 2023, Exercise Price: $47.50	1,485,306	(303)	(74,538)
SPDR S&P Oil & Gas Exploration & Production ETF Expiration: April 2023, Exercise Price: $132.00	9,569,250	(750)	(169,500)
Upbound Group, Inc. Expiration: April 2023, Exercise Price: $30.00	436,278	(178)	(890)

Put Options: (0.01)%
SPDR S&P Oil & Gas Exploration & Production ETF Expiration: April 2023, Exercise Price: $100.00	12,759,000	(1,000)	(12,000)
TOTAL WRITTEN OPTIONS (Premiums received $416,969)(0.25)%			$(282,731)

Percentages are stated as a percent of net assets.

(a) Each contract is equivalent to 100 shares of common stock.

The accompanying notes are an integral part of these financial statements.

NOTES

Investment Valuation
Fair Value Measurement Summary
March 31, 2023 (Unaudited)

The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Opportunity Fund and the LoCorr Spectrum Income Fund (individually a ''Fund'' and collectively the ''Funds'') follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

Certain investments such as commodity pools are measured based upon NAV as a practical expedient to determine fair value and are not required to be categorized in the fair value hierarchy.

American Depositary Receipts
The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities
Equity securities, including common stocks, preferred stocks, securities convertible into common stocks, such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies and royalty trusts, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. Master limited partnerships are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Exchange Traded Funds
The Funds may invest in Exchange Traded Funds (“ETFs”). They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Fixed Income Securities
Fixed income securities and certificates of deposit with maturities more than 60 days when acquired generally are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers, and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are generally categorized in Level 2.

Investment Companies
With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Funds generally will purchase shares of closed-end investment companies only in the secondary market. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their net asset value. Closed-end investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Financial Derivative Instruments
Financial derivative instruments, such as forward currency contracts, futures contracts, swap agreements or options contracts, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations, a pricing service at the settlement price determined by the relevant exchange or by the counterparty. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price, and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures and forward currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fund-linked options are stated at fair value based on the fair value of Galaxy Plus Fund – East Alpha Feeder Fund (548) LLC and Galaxy Plus Fund - CoreCommodity Feeder Fund (558) LLC, taking into account any fees and expenses associated with the fund-linked option. Fund-linked options are generally categorized in Level 2.

Fair Value Pricing
If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value determinations are required for the following securities:

●
securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●
securities for which, in the opinion of the Adviser/relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument, based upon factors that may include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securitiesmarkets or regulators, such as the suspension or limitation of trading;

● securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

●
securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

●
For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

Performing Fair Value Pricing
The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Fund might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies.

The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

The following table summarizes LoCorr Spectrum Income Fund’s investments as of March 31, 2023:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$3,965,088	$-	$-	$3,965,088
Closed-End Investment Companies	6,430,555	-	-	6,430,555
Common Stocks	47,230,229	-	-	47,230,229
Master Limited Partnerships	18,159,561	-	-	18,159,561
Preferred Stocks	5,807,802	-	-	5,807,802
Publicly Traded Partnership	1,793,392	-	-	1,793,392
Purchased Options	299,735	-	-	299,735
Real Estate Investment Trusts	21,681,731	-	-	21,681,731
Short Term Investment	6,769,049	-	-	6,769,049
Total Investments	$112,137,142	$-	$-	$112,137,142

Written Options
Written Call Options	$(270,731)	$-	$-	$(270,731)
Written Put Options	(12,000)	-	-	(12,000)
Total Written Options	$(282,731)	$-	$-	$(282,731)

See the Fund’s schedule of investments for detail by industry classification.

The LoCorr Spectrum Income Fund did not hold any Level 3 assets during the period.